UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 7, 2009

InfoSonics Corporation
(Exact name of registrant as specified in its charter)

Maryland	010-32217	33-0599368
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4350 Executive Drive, Suite 100, San Diego, CA 92121
(Address of principal executive offices) (Zip code)
Registrant's telephone number, including area code: (858)-373-1600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01   Other Events

On June 7, 2009, InfoSonics Corporation (the "Company") received a letter from the Listing Qualifications Department of  The NASDAQ Stock Market indicating that it has regained compliance with the $1.00 minimum bid price requirement for continued listing on The NASDAQ Global Market under Listing Rule 5450(a)(1) (formerly Marketplace Rule 4450(a)(5)).  Previously on July 10, 2008, the Company had received a Nasdaq Staff Deficiency letter indicating that for the last 30 consecutive business days, the bid price for the Company's common stock had closed below the minimum $1.00 per share requirement for continued listing on The NASDAQ Stock Market.

A copy of the press release announcing the Company's receipt of The NASDAQ Stock Market compliance letter is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Ex. 99.1                      Press release dated July 8, 2009

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

InfoSonics Corporation

Date: July 8, 2009	By:	/s/ Jeffrey Klausner
Jeffrey Klausner
Chief Financial Officer